UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 8.01	Other Events.

Signature

Item 8.01	Other Events.

On December 6, 2023, the parties to the previously disclosed lawsuit between Minera William, S.A. de C.V. (“Minera William”), a Mexican subsidiary of Golden Minerals Company (the “Company”), and Unifin Financiera, S.A.B. de C.V. (“Unifin”) entered into a settlement agreement (the “Settlement Agreement”) to resolve the dispute. The lawsuit relates to Unifin’s allegations that a representative of Minera William signed certain documents in July 2011 purporting to bind Minera William as a guarantor of payment obligations owed by a third party to Unifin.

On December 6, 2023, Minera William and Unifin filed a joint motion to notify the court that they entered into the Settlement Agreement. Under the terms of the Settlement Agreement, Minera William has agreed to pay US$250,000 to Unifin and Unifin has agreed to release Minera Williams from any future claim related to the dispute.

The Settlement Agreement is subject to court approval. The Company anticipates, subject to court approval, that the settlement amount will be paid at the end of 2023 or early 2024.

The information in this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and applicable Canadian securities legislation, including the expected timing of the payment of the Settlement Agreement. These statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, conditions and events to differ materially from those anticipated. The Company assumes no obligation to update this information. Additional risks relating to the Company may be found in the periodic and current reports filed with the SEC by the Company, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2023

Golden Minerals Company

By:	/s/ Julie Z. Weedman
	Name:	Julie Z. Weedman
	Title:	Senior Vice President and Chief Financial Officer

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